AIG Life Insurance Company

                        Supplement dated August 29, 2000

                                     to the

                 Flexible Premium Variable Universal Life Group

      and Individual Policy Prospectus issued by AIG Life Insurance Company through its Variable Account II, dated May 1, 2000


         The following information supplements the Portfolio Expenses table in the Prospectus as a footnote to the Capital Appreciation Portfolio (the "Portfolio") of the Anchor Series Trust:

         On July 19, 2000, the shareholders of the Portfolio approved an increase in the underlying management fees which would have resulted in an increase in the investment charges for the Portfolio for the most recent calendar year from 0.67% to 0.74%.

Dated:  August 29, 2000

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                             Anchor Series Trust

                Supplement to the Prospectus dated April 20, 2000

         The Supplement dated June 9, 2000 is hereby revoked and replaced with the following:

         The following supplements the information with respect to the Capital Appreciation Portfolio under the "MANAGEMENT" section of the Prospectus:

On July 19, 2000 the shareholders of the Capital Appreciation Portfolio (the "Portfolio"), approved an increase in the subadvisory fee payable to Wellington Management Company, LLP ("Wellington") by SunAmerica Asset Management Corp. ("SAAMCo")and a corresponding increase in the advisory fee payable to SAAMCo by the Portfolio. The new advisory and subadvisory fee schedules for the Portfolio, which are effective August 1, 2000, may be found in the Trust's Statement of Additional Information under the sections entitled "SUNAMERICA ASSET MANAGEMENT CORP." and "WELLINGTON MANAGEMENT COMPANY," respectively.

Dated:  July 20, 2000